Exhibit 21.1

List of Subsidiaries

Entity	State of Formation/Incorporation
353 Associates	Pennsylvania
353 Associates GP, LLC	Delaware
Belle Chase Associates, LLC	Delaware
Belle Chase Associates Intermediate, LLC	Delaware
Belle Chase Associates Intermediate II, LLC	Delaware
Bethel Avenue Associates Intermediate, LLC	Delaware
Bethel Avenue Associates, LLC	Delaware
Binford Street Associates Intermediate, LLC	Delaware
Binford Street Associates, LLC	Delaware
Bowling Green Associates, LLC	Delaware
Bowling Green Associates Intermediate, LLC	Delaware
Burbank Drive Associates Intermediate, LLC	Delaware
Burbank Drive Associates Intermediate II, LLC	Delaware
Burbank Drive Associates, LLC	Delaware
Campus Club Associates Intermediate, LLC	Delaware
Campus Club Associates, LLC	Delaware
College Park Investments, LLC	Delaware
College Park Management TRS, Inc.	Delaware
College Park Management, LLC	Florida
Croyden Avenue Associates, LLC	Delaware
Denton Associates, LLC	Delaware
FDWR Parent, LLC	Delaware
Fort Bliss/White Sands Missile Range Housing LP	Delaware
Fort Carson Family Housing, LLC	Colorado
Fort Carson Reinvestment Trust	Colorado
Fort Detrick/Walter Reed Army Medical Center Housing, LLC	Delaware
Fort Hamilton Housing LLC	Delaware
Fort Eustis/Fort Story Housing LLC	Delaware
Gainesville Associates Intermediate, LLC	Delaware
Gainesville Associates, LLC	Delaware
GH Military Housing, LLC	Delaware
GH Tomed Ltd.	Pennsylvania
GMH/AB Centex Military Communities, LLC	Delaware
GMH/AB Military Communities, LLC	Delaware
GMH/Benham Military Communities LLC	Delaware
GMH/Benham Military Communities II, LLC	Delaware
GMH/BR LLC	Delaware
GMH/FW Military Communities, LLC	Delaware
GMH Communities, LP	Delaware
GMH Communities GP Trust	Delaware
GMH Communities Services, Inc.	Delaware
GMH Housing Fort Carson, LLC	Delaware
GMH Independent Member I, Inc.	Delaware
GMH Independent Member II, Inc.	Delaware
GMH Military Housing, LLC	Delaware
GMH Military Housing—Bliss/WSMR General Partner, LLC	Delaware
GMH Military Housing—Bliss/WSMR Limited Partner, LLC	Delaware
GMH Military Housing Construction, LLC	Delaware

GMH Military Housing Development LLC	Delaware
GMH Military Housing—FDWR LLC	Delaware
GMH Military Housing—Fort Carson LLC	Delaware
GMH Military Housing—Fort Hamilton LLC	Delaware
GMH Military Housing Hampton Roads, LLC	Delaware
GMH Military Housing Investments LLC	Delaware
GMH Military Housing Management Fort Carson, LLC	Delaware
GMH Military Housing Management LLC	Delaware
GMH Military Housing Navy Northeast LLC	Delaware
GMH Military Housing—Stewart Hunter LLC	Delaware
GMH Northeast Housing Design/Build LLC	Delaware
GMH Properties II, LLC	Delaware
GMH/GF Student Housing Associates, LLC	Delaware
Grandmarc UCR, LLC	Delaware
Grandmarc UCR Intermediate, LLC	Delaware
Greenville Associates Intermediate, LLC	Delaware
Greenville Associates, LLC	Delaware
Harder AAF, LLC
Hattiesburg Associates, LLC	Delaware
Hattiesburg Associates Owner, LLC	Delaware
J.A. Jones Trustee, Inc.	Delaware
Knotty Pine Associates Intermediate, LLC	Delaware
Knotty Pine Associates Intermediate II, LLC	Delaware
Knotty Pine Associates, LLC	Delaware
Lanier Drive Associates Intermediate, LLC	Delaware
Lanier Drive Associates, LLC	Delaware
Lincoln Boulevard Associates, LLC	Delaware
Lincoln Boulevard Associates Intermediate, LLC	Delaware
Lubbock Main Street Associates Intermediate, LLC	Delaware
Lubbock Main Street Associates, LLC	Delaware
Lubbock Two Associates, LLC	Delaware
Lynchburg Associates Intermediate, LLC	Delaware
Lynchburg Associates, LLC	Delaware
Monks Road Associates, LLC	Delaware
Morgantown Associates, LLC	Delaware
Morgantown Associates Intermediate, LLC	Delaware
Nebraska Charleston Associates, LLC	Delaware
Nebraska Charleston Associates Intermediate, LLC	Delaware
New Tomed, LLC	Delaware
Nittany Crossing Intermediate, LLC	Delaware
Northeast Housing, LLC	Delaware
Oak Tree Associates Intermediate, LLC	Delaware
Oak Tree Associates, LLC	Delaware
Orchard Trails Housing, LLC	Delaware
Palisades Drive Associates Intermediate, LLC	Delaware
Palisades Drive Associates, LLC	Delaware
Reno Associates, LLC	Delaware
RJTL, LLC	Georgia
RPBR, LLC	Georgia
Rutherford Boulevard Associates Intermediate, LLC	Delaware

Rutherford Boulevard Associates Intermediate II, LLC	Delaware
Rutherford Boulevard Associates, LLC	Delaware
Sacramento Fourth Avenue Associates, LLC	Delaware
Sacramento Fourth Avenue Associates Intermediate, LLC	Delaware
Savoy Village Associates, LLC	Delaware
Savoy Village Associates Intermediate, LLC	Delaware
South Carolina Associates, LLC	Delaware
Southeast Region I, LLC	Delaware
Southeast Region II, LLC	Delaware
Southeast Region III, LLC	Delaware
Southeast Region IV Intermediate, LLC	Delaware
Southeast Region IV, LLC	Delaware
State College Intermediate, LLC	Delaware
Stewart Hunter Housing LLC	Delaware
Texas Lubbock Main Street Associates LLC	Delaware
Towmed Housing, LLC	Delaware
Towmed Intermediate, LLC	Delaware
Towmed Limited Partnership	New York
Twenty Seventh Street Associates Intermediate, LLC	Delaware
Twenty Seventh Street Associates, LLC	Delaware
W/9-JP-M Real Estate Limited Partnership	Delaware
WHGMH Realty, L.L.C.	Delaware